UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 13, 2005

                        MainSource Financial Group, Inc.
             (Exact name of registrant as specified in its charter)

           Indiana                      0-12422              35-1562245
State or Other Jurisdiction         Commission File No.   I.R.S. Employer
of Incorporation or Organization                          Identification Number

                               201 North Broadway
                            Greensburg, Indiana 47240
                    (Address of principal executive offices)

                                 (812) 663-0157
                         (Registrant's Telephone Number,
                              Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the
     Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications
     pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.             Results of Operations and Financial Condition

        On April 13, 2005, MainSource Financial Group, Inc., announced by press release its earnings and results of operations for the first quarter of 2005. The press release is attached hereto as Exhibit 99.1.

         The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01.             Financial Statements and Exhibits

    (c) The following exhibit is furnished with this report:

         Exhibit No.       Description

         99.1 MainSource Financial Group, Inc.'s press release dated April 13, 2005.


                                   Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          MAINSOURCE FINANCIAL GROUP, INC.

Date:    April  13, 2005                  By:  /s/ James L. Saner, Sr.
                                          -----------------------------------
                                          James L. Saner, Sr.
                                          President and Chief Executive Officer